SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 12, 2003

MB FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 645-7866

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other filings by MB Financial, Inc. (the “Company”) with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company’s merger and acquisition activities, including its recently completed acquisition of South Holland Bancorp, Inc. might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management’s estimate of the adequacy of the allowance for loan losses; (4) changes in management’s valuation of the Company’s interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company’s net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) the Company’s ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) the Company’s ability to realize the residual values of its operating, direct finance, and leveraged leases; (10) the Company’s ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions of other depository institutions or lines of business.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below is material prepared for presentation to investors.

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[LOGO]

Investor Presentation
March 13 and 14, 2003

Mitchell Feiger, President & CEO
Jill E. York, Vice President & CFO

NASDAQ: MBFI

Forward Looking Statements

When used in this material and in filings by MB Financial, Inc. (the “Company”) with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company’s merger and acquisition activities, including its recently completed acquisition of South Holland Bancorp, Inc. might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management’s estimate of the adequacy of the allowance for loan losses; (4) changes in management’s valuation of the Company’s interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company’s net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) the Company’s ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) the Company’s ability to realize the residual values of its operating, direct finance, and leveraged leases; (10) the Company’s ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions of other depository institutions or lines of business.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

MB Financial Summary Statistics

As of February 28, 2003

Offices	44
Bank subsidiaries	3
Assets	$4.3 billion
Loans	$2.8 billion
Deposits	$3.4 billion
Trust assets under management	$1.2 billion

MB Financial Summary Statistics

2002 Statistics:

Net income	$46.4 million
Return on equity	14.6%
Return on assets	1.3%
Efficiency ratio	53.5%
Fully diluted EPS	$2.58
Fully diluted EPS — 2003 IBES estimate	$2.94 (+13.9%)

Market information:

Stock price — March 6, 2003	$35.00
Market capitalization	$620.0 million
P/E (TTM)	13.6
P/E forward (2003)	11.9

Chicago Area Map

[MAP]

Key Strategies

•                    Dual growth sources

•       Core businesses are growing rapidly

•               Commercial Banking

•               Lease Banking

•               Wealth Management

•                    Mergers and acquisitions provide us with additional opportunities to enhance Company performance and growth

Commercial Banking

Well developed Commercial Banking business including:

•                    Middle-market business financing

•                    Cash management

•                    Real estate investor, construction, developer financing

•                    Long-term health care financing

•                    Korean banking

Commercial and Commercial Real Estate
Loans Outstanding

[GRAPH]

Lease Banking

Full complement of services for the leasing industry:

•                    Discounted lease lending

•                    Bridge and working capital loans

•                    Equity investments in lease residuals

•                    Cash management needs

•                    Lease origination through LaSalle Systems Leasing subsidiary

Lease Loans Outstanding

[GRAPH]

Lease Financing Revenue

[GRAPH]

*Includes revenues from LaSalle Systems Leasing ($2.5 million excluding LaSalle)

Loan Mix

[GRAPH]

Wealth Management

Rapidly expanding business and capabilities:

•                    Trust/Asset Management

•                    Significant investments made in personnel in 2002

•                    Added $279 million in assets under management with South Holland

•                    Expanding number and percentage of discretionary accounts

•                    Investment Services

•                    Also investing in personnel here

•                    Now own Vision Investment Services (brokerage subsidiary)

•                    Expanding capabilities

•                    Insurance

Wealth Management Revenue

[GRAPH]

Composition of Trust Assets

[PIE CHART]

[PIE CHART]

Retail Banking

•  Consumer and small business

•  Deposit and credit services

•  Focusing on growing core deposits

•  Introduced new free checking product

•  Recently implemented courtesy overdraft feature

•  More emphasis on our ATM business

•  Well developed expertise in mortgage originations/securitizations

Retail Deposit Fees

[GRAPH]

Bank Holding Companies

Cook County Deposit Market Share

As of June 30, 2002		Branch Count	Total Deposits in Market ($000)	Total Market Share (%)

Rank	Institution
1	Bank One Corp. (IL)	150	31,901,431	22.08
2	LaSalle Bank Corporation (IL)	130	23,414,497	16.20
3	Bank of Montreal	87	12,673,960	8.77
4	Citigroup Inc. (NY)	44	7,464,552	5.17
5	Northern Trust Corp. (IL)	10	6,967,271	4.82
6	Charter One Financial (OH)	88	5,138,573	3.56
7	MAF Bancorp Inc. (IL)	29	3,412,766	2.36
8	Fifth Third Bancorp (OH)	33	3,171,965	2.20
9	MB Financial Inc. (IL)*	41	3,022,336	2.09
10	Bank of America Corp. (NC)	2	2,847,708	1.97
11	Corus Bankshares Inc. (IL)	14	2,081,046	1.44
12	FBOP Corp. (IL)	21	1,863,269	1.29
13	Taylor Capital Group Inc. (IL)	13	1,821,134	1.26
14	TCF Financial Corp. (MN)	117	1,807,788	1.25
15	U.S. Bancorp (MN)	32	1,328,777	0.92
16	Metropolitan Bank Group, Inc. (IL)	48	1,294,926	0.90
17	Midwest Banc Holdings Inc. (IL)	11	1,243,879	0.86
18	Parkway Bancorp Inc. (IL)	15	1,230,262	0.85
19	First Midwest Bancorp Inc. (IL)	17	1,194,874	0.83
20	Wintrust Financial Corp. (IL)	11	1,102,066	0.76

Source: SNL Datasource 4.0 as of March 6, 2003.

*Includes acquisition of South Holland Bancorp, Inc.

Mergers and Acquisitions

•                    Provides a secondary source of growth for us.

•                    Allows us to strengthen our Company in our key business areas.

•                    We have capitalized on very good opportunities over the past ten years.

M & A Highlights

1999 to 2003

Assets
Acquired Avondale Financial Corp. February 1999	$484 million
Acquired Damen Financial Corp. July 1999	$207 million
Acquired FSL Holdings, Inc. May 2001	$222 million
MB Financial and MidCity Financial merge November 2001	MOE
Acquired Lincolnwood Financial Corp. April 2002	$240 million
Acquired LaSalle Systems Leasing August 2002	$92 million
Announced divestiture of Abrams Centre Bancshares February 2003	$92 million
Acquired South Holland Bancorp February 2003	$530 million

M & A Success Factors

•                    We get deals done

•                    Integration starts as soon as the deal is signed

•                    Integration is completed as soon as possible (speed)

•                    We deliver promised results

•                    Financial modeling is realistic

•                    Cost savings targets are met

•                    Very experienced M&A management team with proven M&A performance

•                    Disciplined acquisition pricing

Recent Acquisition Pricing

		P/E		Prem/
Transaction	P/E	Adj*	P/B	Dep

FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	8.5	1.2	3.9%

* P/E Adj is computed as (price—excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one—after tax earnings on excess equity)

Recent Acquisition Pricing

			1ST Yr
		1ST Yr	Cost
Transaction	IRR	EPS	Saves

FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%

Fully Diluted Earnings Per Share

[GRAPH]

**Including $19.1 million after tax merger charge.

Net Income

[GRAPH]

*Includes $19.1 million after tax merger charge.

Net Income Excluding
Merger Charge

[GRAPH]

What accounts for the outstanding 2002 performance?

•                    Significant growth in net interest income

•                    Excellent credit quality

•                    Significant growth and diversification of our revenue streams

•                    Minimal increases in operating expenses

2002 Review
Net Interest Income

[GRAPH]

Net Interest Income Sensitivity

Varying Rate Scenarios
One Year Horizon — 12/31/02

[GRAPH]

Credit Quality 2002

We maintained excellent credit quality in a tough economic environment:

Non-performing assets to total assets	0.60%
Allowance for loan losses to total loans	1.35%
Allowance to non-performing loans	154.00%
Net loan charge-offs to average loans	0.33%

2002 Review
Other Income

[GRAPH]

All categories of other income
contributed to growth:

Increase

Loan service fees	$0.9 million	+22%
Deposit service fees	$2.1 million	+23%
Lease financing, net	$4.5 million	+206%
Trust and brokerage	$1.2 million	+34%
Increase in CSV insurance	$1.9 million	+89%
Other	$2.2 million	+65%

2002 Review
Other Expense

[GRAPH]

*Includes $22.7 million merger expense.  Including merger expense 2002 expenses decreased 16.8%.

2002 Review
Efficiency Ratio

[GRAPH]

*Excludes merger charge.

MBFI Stock Price

[GRAPH]

MBFI Stock Price
Compared to NASDAQ Bank Index

[GRAPH]

Investor Recap

•                    Dual growth sources

•                    Diversified revenue/profit streams

•                    Experienced management team

•                    Consistently delivers results

•                    Valuable market position in highly desirable market

•                    Significant ownership by directors and management

[LOGO]

Investor Presentation
March 13 and 14, 2003

Mitchell Feiger, President & CEO
Jill E. York, Vice President & CFO

NASDAQ: MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.

Date: March 12, 2003	By:	/s/ Jill E. York
Jill E. York, Vice President
and Chief Financial Officer